EXHIBIT 99.1

CREATING VALUE BY TRANSFORMING THE COLLEGE EDUCATION EXPERIENCE Michael Mathews Chairman & Chief Executive Officer March 2020 Nasdaq: ASPU

SAFE HARBOR STATEMENT Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the growth of future student enrollmen ts, bookings and ARPU, Fiscal 2020 revenue growth, the expansion of the highest LTV programs, expected G&A trends including Fiscal 2020 Ad jus ted EBITDA, gross margins, expected campus expansion, campus capital expenditures and campus operating metrics and generating cas h from operations. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “targ et, ” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward - looking statements. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends th at we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward - looking statements include our Risk Factors contained in our filings with the Securities and Exchange Commission, including our Prospectus Supplement dated January 17, 2 020 and our Annual Report on Form 10 - K for the fiscal year ended April 30, 2019 as updated by the Quarterly Report on Form 10 - Q for the three months ended July 31, 2019, and the unanticipated and unknown effect of the coronavirus including on our operations and our s tud ents . Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cau se our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or othe rwise, except as may be required by law . Regulation G - Non - GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non - GAAP financial measure. Certain information regarding this non - GAAP financial measure (including reconciliations to GAAP) is provided in our pr ess release dated March 10, 2020 and on our website at www.aspu.com – Financial Information.

ASPEN GROUP IS AN EDUCATION TECHNOLOGY COMPANY WITH MISSION OF MAKING COLLEGE AFFORDABLE AGAIN Focused on high LTV nursing programs to drive revenue growth and margin improvement EdTech platform drives low Customer Acquisition Cost (CAC) that enables lower tuition rates and monthly payment plans , while improving student outcomes Targeting investment for future growth in new pre - licensure campuses (highest LTV nursing program), a $100 million opportunity 1 2 3

2014 Launches Monthly Payment Plans for online degree programs Shifts entire marketing focus to post - licensure online nursing degrees for existing RNs 2018 Launches Bachelor of Science in Nursing pre - licensure program (PL - BSN) in Phoenix, AZ PL - BSN delivers the largest TAM, lowest Customer Acquisition Cost (CAC) and highest Lifetime Value (LTV) of Aspen’s nursing programs 2017 Aspen Group, Inc. acquires United States University, Expands nursing programs with Master of Science in Nursing - Family Nurse Practitioner (MSN - FNP) program 2011 - 2012 Michael Mathews appointed CEO of Aspen University Launches industry’s only vertically integrated marketing platform designed to lower Customer Acquisition Cost (CAC) 27% 73% EVOLVING OUR BUSINESS TO DRIVE GROWTH

TRENDS FUELING STRONG DEMAND FOR NURSES The Bureau of Labor Statistics (BLS) estimated in 2016 that demand for RNs will grow by 15% over the next decade to ~3.4 million High percentage of RNs approaching retirement age (>30% over 50) also impacts future demand BLS cites core reasons fueling the nursing industry’s growth: Baby Boomers’ higher demand for health care services as they live longer, increased emphasis on preventive care and growing rates of chronic diseases A recent study by HR consulting firm Mercer found that the U.S. needs to hire 2.3 million new health care workers by 2025 to aid the country’s aging population

ACCEPTANCE RATES IN PRE - LICENSURE DEGREE PROGRAMS NOT MEETING HIGH DEMAND U.S. nursing schools only accept 70% of applicants creating wait lists up to 2 - 3 years at public and private institutions AACN estimates there are over 190,000 applicants annually Nursing applicants are turned away due to budget constraints and insufficient resources - faculty, clinical sites, classroom space and clinical preceptors In 2017 nursing schools turned away over 56,000 qualified applicants while over 1/3 of hospitals are challenged* to find adequate nurses to fill open positions. * Source: Leaders for Today 2018 survey of 200 U.S. hospitals

NURSING - FASTEST GROWING ASPU STUDENT BODY

ASPU offers **affordable nursing degrees** from bachelor to doctorate, including highly sought-after **MSN-FNP and pre-licensure BSN** programs

Nursing represents 84% of total ASPU student body



11,033
8,354
+32%
9,240
6,586
+40%
Total Enrollment
Nursing Students
Q3 FY 2019
Q3 FY 2020

Nursing Student Growth Drivers:

- High market demand
- ASPU targeted marketing
- Affordable tuition
- Online degree monthly payment plan minimizes student debt

ASPEN GROUP INC.

SLIDE 07

EDTECH PLATFORM LOWER ENROLLMENT COSTS AND IMPROVES STUDENT OUTCOMES Vertically - integrated lead acquisition platform Acquires highly qualified leads Automated real - time tracking of instructor activity and student participation across all courses CRM prioritizes outreach to prospects with highest probability of enrolling Vertically Integrated Student Acquisition System CRM System Data Warehouse Learning Management System (D2L) Student Information System Student portal is interface to all student transactional activity Student Portal

EDTECH PLATFORM DRIVES BETTER STUDENT OUTCOMES STUDENT SATISFACTION Aspen University alumni that felt they achieved the goals they set when they started the course or program MONTHLY PAYMENT MODEL Aspen University alumni that graduated without financial aid* 92% 84 % As compared to the 60% national average of nursing students who began a bachelor’s degree at a four - year institution ASPEN UNIVERSITY RN TO BSN GRADUATION RATE 76% $

EDTECH PLATFORM DELIVERS SIGNIFICANT SAVINGS FOR ASPU NURSING STUDENTS Salary uplift and expanded career options with a payback of one year or less motivates student to enroll in ASPU programs and graduate Aspen Group, Inc. Competitive Degree Offerings DEGREE PROGRAM ASPEN / USU AVERAGE* SAVINGS CHAMBERLAIN WGU WALDEN CAPELLA RN to BSN (AU) $9,750 $19,709 49% $28,870 $14,180 $17,785 $18,000 MSN (AU) $11,700 $22,395 52% $27,480 $15,780 $25,320 $21,000 DNP (AU) $18,900 $40,510 47% $39,660 N/A $40,790 $41,080 MSN – FNP (USU) $23,250 $41,208 56% $ 39,435 N/A $42,980 N/A * Average tuition of comparable institutions

TRANSFORMING THE COLLEGE FINANCING EXPERIENCE THROUGH MONTHLY PAYMENT PLANS Aspen is transforming the college education experience for students looking to pursue higher paying careers that require advanced skills AFFORDABLE Lower tuition costs than comparable campus and online programs DEBT MINIMIZATION Monthly payment plans minimize student debt burden after graduation

MONTHLY PAYMENT PLAN PROVIDES RECURRING CASH 65% of active student body pay monthly Monthly recurring cash of over $1.6 million* Monthly payments are interest free and paid over a fixed period 5,861 6,162 6,633 7,028 7,125 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Students Paying Monthly Tuition by Quarter * +22% YOY * As of October 31, 2019

Focusing our spending and investment to generate maximum long - term returns OPENING NEW PRE - LICENSURE BSN CAMPUSES (WITH MSN - FNP WEEKEND IMMERSIONS) Our Pre - licensure BSN and MSN - FNP programs deliver the highest LTVs of all our nursing programs LEVERAGE EDTECH PLATFORM FOR HIGHLY EFFICIENT MARKETING SPEND One marketing dollar spent delivers at least 15x revenue PRIORITIZE INVESTMENT TO ACCELERATE GROWTH 1 2

EFFICIENT MARKETING SPEND DELIVERS ATTRACTIVE ROI Each marketing dollar spent returned 15X revenue on average, exceeding traditional online education sector returns and on - par with a SaaS model profile. 1 Based on 6 - month rolling weighted average CAC for each university’s enrollments 2 Lifetime Value (LTV) of a new student enrollment 3 Weighted average LTV for all Aspen University enrollments in the quarter 4 LTV for USU’s MSN - FNP Program Marketing Efficiency Ratio Enrollments CAC 1 LTV 2 MER Aspen University 1,371 961 14,482 3 15.1X USU 375 1,103 17,820 4 16.2X

PRE-LICENSURE BSN CAMPUSES - $100 MILLION OPPORTUNITY

Aspen University's **Pre-licensure BSN** program carries the **highest LTV** of all our nursing programs

Targeting **12** campuses nationally by 2024

Opening new campuses in Texas and Florida in CY 2020

~1500 active students **by year three** per campus

Expected **$9 million+ revenue run-rate** per campus

Assumptions:
$47,600 - average total cost for tuition and fees*
~2/3 of the first year pre-requisite students matriculate to core clinical program
>90% graduation rate for core clinical students

**Tuition and fees for students with no college credits*

ASPEN GROUP INC.

SLIDE 15

FISCAL YEAR 2020 KEY METRICS Increasing enrollments in highest LTV programs while managing costs to achieve positive Adjusted EBITDA Year - over - year enrollment growth of ~30% Bookings forecasted to exceed 54% to over $102 million Annual revenue growth to meet or exceed 42% Adjusted EBITDA positive for fiscal year 2020

ASPEN GROUP KEY INVESTMENT TAKEAWAYS Targeting high - growth nursing education sector with a comprehensive degree offering EdTech platform provides key competitive advantages of lower tuition costs, flexible financing options and better student outcomes Focused marketing spend on highest LTV nursing programs drives revenue growth and margin expansion

OPERATING METRICS AND FINANCIAL RESULTS THIRD QUARTER FY 2020 APPENDIX

STRONG BOOKINGS GROWTH AND INCREASED ARPU FUELED BY HIGH LTV PROGRAM ENROLLMENTS *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. 1,363 1,746 Q3 FY2019 Q3 FY2020 Total Enrollment +28% $11,352 $15,199 Q3 FY2019 Q3 FY2020 ARPU +34% $15.5 $26.5 Q3 FY2019 Q3 FY2020 Total Bookings (in millions) +72%

EQUITY SNAPSHOT AS OF 03/11/2020 NASDAQ TICKER: ASPU SHARE PRICE: $6.34 52 WEEK RANGE: $3.58 - $10.27 MARKET CAP: $137 Million SHARES OUTSTANDING: 21.6 Million MANAGEMENT & DIRECTOR OWNERSHIP: 17%

Q3 FY’20 Income Statement For the Quarter Ended January 31, 2020 Revenues $ 12,537,940 Operating expenses Cost of revenues 5,163,007 General and administrative 8,627,588 Depreciation and amortization 475,393 Total operating expenses 14,265,988 Operating loss from operations (1,728,048) Other income (expense): Other income 34,117 Interest expense (571,958) Loss from operations before income taxes (2,265,889) Income tax expense  15,163 Net loss $ (2,281,052) Adjusted EBITDA $ 222,415

Q3 FY’20 Net (Loss)/Income, Adjusted EBITDA and EPS for Consolidated and Subsidiaries Consolidated AGI AU USU Net (Loss)/Income $ (2,281,052) $ (3,604,910) $ 1,283,830 $40,028 Adjusted EBITDA $ 222,415 $ (1,894,480) $ 1,868,821 $248,074 Net Profit/(Loss) Per Basic Share ($0.12) ($0.19) $0.07 $0.00

Subsidiary KPIs — Q3 FY’20 Ratios Consolidated AU USU Revenues $12,537,940 +48  YOY $9,112,663 $3,425,277 Ratios as a Percentage of Total AGI Revenue Ratios as a Percentage of AU Revenue Ratios as a Percentage of USU Revenue Instructional costs $2,623,252 20.9  19.4% 25.0  Marketing costs $2,539,755 20.3  19.6  14.6  Depreciation and Amortization $475,393 3.8% 3.8% 3.5% GAAP Gross Profit $7,094,150 56.6  57.9  60.4  General and Administrative expenses $8,627,588 68.8  43.0% 55.6%

Q3 FY’20 Net Loss to Adjusted EBITDA Reconciliation Net Loss ($2,281,052) Interest income, net 570,020 Taxes 98,173 Depreciation and Amortization 475,393 EBITDA (loss) ( $1,137,466) Bad Debt Expense 2,547 Stock - Based Compensation 347,210 Non - recurring Charges 1,010,124 Adjusted EBITDA $222,415